UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2009

MONSTER WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34209	13-3906555
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 351-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 29, 2009, Monster Worldwide, Inc. (the “Company”) announced its results of operations for the third quarter ended September 30, 2009. A copy of the Company’s press release announcing its results of operations for the third quarter ended September 30, 2009 is attached hereto as Exhibit 99.1. A copy of the supplemental financial information issued by the Company in connection with the press release is attached hereto as Exhibit 99.2.

The information in Item 2.02 of this report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

ITEM 7.01	REGULATION FD DISCLOSURE.

On October 29, 2009, the Company’s Investment Community Meeting will be held commencing at 8:30 a.m. Eastern Time and ending at approximately 1:30 p.m. Eastern Time, and will feature a review of third quarter 2009 financial results, management presentations and a product presentation. The meeting will be webcast live through the Company’s Investor Relations website at http://ir.monster.com. The meeting will be available for replay on the Company’s Investor Relations website approximately three hours after the conclusion of the live event. The press releases giving investors the time and date of the Company’s Investment Community Meeting, and instructions on how to access the live webcast of the meeting, are attached hereto as Exhibits 99.1 and 99.3.

The information in Item 7.01 of this report, including Exhibits 99.1 and 99.3, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act. The furnishing of this report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release of the Company issued on October 29, 2009.

99.2	Supplemental Financial Information.

99.3	Press Release of the Company issued on October 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

By: /s/ Timothy T. Yates
Name: Timothy T. Yates
Title: Executive Vice President and Chief Financial Officer

Date: October 29, 2009

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of the Company issued on October 29, 2009.

99.2	Supplemental Financial Information.

99.3	Press Release of the Company issued on October 28, 2009.